NORTHERN FUNDS Multi-Manager High Yield Opportunity Fund

Summary Prospectus | July 31, 2026	Shares Class: NMHYX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus, reports to shareholders, and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2026, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks total return consisting of a combination of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.65%

Other Expenses	0.13%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.09%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.79%

Expense Reimbursement(2)	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.69%

(1)

The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)

Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.67%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2027 without the approval of the Fund’s Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$70	$242	$429	$969

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53.81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities that are rated below investment grade (commonly referred to as “junk bonds”). Bonds and other fixed-income securities may include:

∎	Obligations of U.S. and foreign corporations and banks;

∎	Senior and subordinated bonds and debentures;

∎	Zero coupon, pay-in-kind and capital appreciation bonds;

∎	Convertible securities, preferred stock, structured securities; and

∎	Loans and loan participations.

NF SUM NMHYX (7/26)	SUMMARY PROSPECTUS	1	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

The sub-advisers may shift the Fund’s assets among various types of securities based upon changing market conditions, yield differences and the credit-worthiness of issuers among other things.

Lower quality securities or below-investment grade securities are those rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities determined to be of comparable quality by one or more of the Fund’s sub-advisers. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities.

Although the Fund primarily invests in the debt obligations of domestic issuers, it may invest in debt obligations of foreign issuers. The Fund’s investments in foreign issuers together with notional underlying foreign currency exposure are not expected to exceed 30%.

The Fund may invest up to 15% of its net assets in “illiquid investments,” i.e. those that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of NTI. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, NTI will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including duration, credit quality, average maturity, industry and geographic region). NTI seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2026, the Fund had a focused investment in the industrials sector.

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions, the threat or occurrence of a government shutdown, or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.

HIGH-YIELD RISK is the risk that the Fund’s below-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility, liquidity risk, and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.

RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.

LIQUIDITY RISK is the risk that certain securities may be less liquid than others or may be deemed illiquid in certain instances where a sub-adviser to the Fund may receive material non-public information of a company because one of the sub-adviser’s employees, such as a portfolio manager to the Fund, sits on the company’s board of directors, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	2	SUMMARY PROSPECTUS

returns. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.

LOAN RISK is the risk that loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations. Loans are also subject to the risk of price declines and to increases in prevailing interest rates, although the floating rate loans in which the Fund generally invests are substantially less exposed to this risk than fixed-rate debt instruments. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. In addition, loans held by the Fund may not be considered “securities” under the federal securities laws and therefore the Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to the Fund, especially during a downturn in the credit cycle.

LOAN PARTICIPATIONS RISK A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. The principal risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub-advisers will not achieve the intended result, which could negatively impact the performance of the Fund. Sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser or the sub-advisers may cause unintended results.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of the Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of the Fund’s securities will tend to be higher. The Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. It is possible that the Fund could incur a loss because a portfolio security is sold at a discount to the value ascribed to it for purposes of calculating the Fund’s net asset value. Fair value methodologies may involve more subjectivity than the use of market quotations when fair valuing an investment. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

SUMMARY PROSPECTUS	3	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

∎

INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.

STRUCTURED SECURITIES RISK is the risk that structured securities may be more volatile, less liquid and more difficult to price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s NAV. In some cases, it is possible that the Fund may suffer a total loss on its investment in a structured security. In addition, the performance and payment of principal and interest of a structured security is tied to that of a reference obligation. Accordingly, risks of structured securities also include those risks associated with the underlying reference obligation including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2026 was 1.63%. For the period shown in the bar chart above, the highest quarterly return was 9.60% in the second quarter of 2020, and the lowest quarterly return was (14.45)% in the first quarter of 2020.

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	4	SUMMARY PROSPECTUS

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2025)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	7.56%	4.52%	6.08%
Returns after taxes on distributions	4.42%	1.78%	3.29%
Returns after taxes on distributions and sale of Fund shares	4.42%	2.24%	3.44%
Bloomberg Universal Index (reflects no deduction for fees, expenses, or taxes)	7.58%	0.06%	2.44%
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	8.50%	4.50%	6.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

MANAGEMENT

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager High Yield Opportunity Fund. Luis Diez, Senior Vice President of NTI, Deepika Sharma, CFA, Senior Vice President of NTI, Neal Barrett, Vice President of NTI, and Robert Dwinall, Vice President of NTI, have been managers of the Fund since May 2023, July 2026, May 2023, and July 2026, respectively. BlackRock Investment Management, LLC, Nomura Corporate Research and Asset Management Inc. and Polen Capital Credit, LLC each serves as a sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

SUMMARY PROSPECTUS	5	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	6	SUMMARY PROSPECTUS